UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory Note

The definitive additional materials contained in this filing are the same as the Amendment No. 1 to Solicitation/Recommendation Statement on Schedule 14D-9 filed with the U.S. Securities and Exchange Commission on April 21, 2011. Item references herein are to items of the Amendment No. 1 to Solicitation/Recommendation Statement on Schedule 14D-9.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14D-9

Rule 14d-101

SOLICITATION/RECOMMENDATION STATEMENT

Under Section 14(d)(4)

of the Securities Exchange Act of 1934

(Amendment No. 1)

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.

(Name of Subject Company)

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.

(Name of Person(s) Filing Statement)

Common Stock, par value $0.001 per share

(Title of Class of Securities)

579793100

(CUSIP Number of Class of Securities)

William T. Freeman

Chief Executive Officer

1414 NW Northrup Street, Suite 700

Portland, Oregon 97209

(503) 226-3440

(Name, Address and Telephone Number of Person Authorized to Receive

Notices and Communications on Behalf of the Person(s) Filing Statement)

With a copy to:

Marcus J. Williams, Esq. Laura Baumann, Esq. Davis Wright Tremaine LLP 1201 Third Avenue Suite 2200 Seattle, Washington 98101 (206) 622-3150	David Fox, Esq. Thomas W. Christopher, Esq. Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 (212) 446-4800

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Introduction

This Amendment No. 1 (this “Amendment”) amends and supplements the Solicitation/Recommendation Statement on Schedule 14D-9 (the “Statement”) originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by McCormick & Schmick’s Seafood Restaurants, Inc., a Delaware corporation (the “Company”), on April 20, 2011. The Statement relates to the unsolicited tender offer (the “Offer”) made by LSRI Holdings, Inc. (“Bidder”), a Delaware corporation and a wholly owned subsidiary of Landry’s Restaurants, Inc., a Delaware corporation (“Landry’s”), to purchase all of the outstanding Company Common Stock (other than those shares already owned by Tilman J. Fertitta, who is the controlling shareholder of both Bidder and Landry’s, and Mr. Fertitta’s affiliates), at a purchase price of $9.25 per share, net to seller in cash without interest thereon and less any required withholding tax, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 7, 2011, and the related Letter of Transmittal, copies of which are attached to the Tender Offer Statement on Schedule TO filed with the SEC on April 7, 2011 by Bidder, Mr. Fertitta, and Landry’s.

Except as otherwise set forth below, the information set forth in the original Statement remains unchanged and is incorporated herein by reference as relevant to the items in this Amendment. Capitalized terms used but not defined herein have the meanings ascribed to them in the Statement.

Item 3.	Past Contacts, Transactions, Negotiations and Agreements.

In order to correct an error, Item 3 “Past Contacts, Transactions, Negotiations and Agreements” is hereby amended and supplemented by changing the amount of the potential change of control payment payable to William T. Freeman in the table on page 8 of the Statement from $225,000 to $575,000 and the amount of the potential change of control payment payable to Michelle M. Lantow in the table on page 8 of the Statement from $142,500 to $293,550.

Item 9.	Material to be Filed as Exhibits.

Item 9, “Material to be Filed as Exhibits” is hereby amended and supplemented by inserting the following exhibits thereto:

Exhibit	Item
(a)(6)	Letter to Employees of McCormick & Schmick’s Seafood Restaurants, Inc., dated April 20, 2011.

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Solicitation/Recommendation Statement is true, complete and correct.

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.

/s/ William T. Freeman
Name: William T. Freeman
Title: Chief Executive Officer

Dated: April 21, 2011

Exhibit (a)(6)

Dear McCormick & Schmick’s Employees,

I am writing to update you on recent developments regarding our Company.

This afternoon, McCormick & Schmick’s issued a press release announcing that our Board of Directors has reviewed and unanimously rejected an unsolicited offer from LSRI Holdings to acquire McCormick & Schmick’s for $9.25 per share in cash. The Board believes the unsolicited offer undervalues the Company’s current business and future prospects, is highly conditional, opportunistically timed and seeks to advance the financial and competitive interests of LSRI Holdings at the expense of all other McCormick & Schmick’s stockholders. Accordingly, the Board unanimously recommends that McCormick & Schmick’s stockholders not tender their shares into the unsolicited offer.

The Board will continue to consult with its advisors regarding potential and appropriate next steps that will best serve the interests of the Company and all of its stockholders.

It is important to note that it remains business as usual for all McCormick & Schmick’s employees. We will continue to rely on each of you to remain focused on your jobs at hand and to continue providing our guests with the highest quality dining experience and hospitality they have come to expect from McCormick & Schmick’s.

We will continue to keep you informed of further developments regarding this situation. As always, should you receive any inquiries from the media, investors, or other outside parties, please immediately refer them to Tori Harms at the Portland office at 503-226-3440 or tharms@msmg.com.

Sincerely,

BILL FREEMAN

Chief Executive Officer

McCormick & Schmick’s Seafood Restaurants

1414 NW Northrup Street, Suite 700 | Portland, OR 97209

Direct Line: 503-226-3440 | Fax: 503-220-1841

E-mail: xxxxxx@xxx.com

Find us online:

www.McCormickandSchmicks.com | Facebook | Twitter

CONFIDENTIALITY NOTICE: This message is intended only for the use of the individual or entity to which it is addressed, and may contain information that is privileged, confidential and exempt for disclosure under applicable law. If you have received this message in error, please delete it from your records.

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Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer commenced by Tilman J. Fertitta, through his affiliate LSRI Holdings, Inc., a subsidiary of Landry’s Restaurants, Inc., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by the registrant (when available) through the SEC’s Electronic Data Gathering and Retrieval database at http://www.sec.gov., or at the registrant’s website, http://www.mccormickandschmicks.com by clicking on the “Investor Relations” tab.

Forward Looking Statements

Certain statements contained in this release constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not guarantees of future performance or assurances of an expected course of action, and therefore, readers should not put undue reliance upon them. Some of the statements that are forward-looking include statements of belief or intent predicated on the Company’s expectations for future revenues and strategic opportunities. There are a large number of factors that can cause the Company to deviate from plans or to fall short of expectations. As to the forward-looking matters contained in this release, factors that can cause such changes include our ability to respond timely and in accordance with the laws applicable to the Company and its Board of Directors. The Company’s business as a whole is subject to a number of risks, and to the extent those risks are known to be material, they have been listed and discussed in the Company’s annual report on Form 10-K for the fiscal year ended December 29, 2010. Please note that forward-looking statements are current as of today. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.